SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2019

OptimizeRx Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53605	26-1265381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Water Street, Suite 200, Rochester, MI	48307
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 248.651.6568

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Officer Compensation

On February 25, 2019, we executed an amendment to the employment agreement with William Febbo. The amendment increased the percentage of his target annual bonus from 50% of his base salary to 60% based on revenue goals and adjusted EBITDA amounts under the terms of our executive bonus plan, as well as adjusted his remaining outstanding unvested options to vest immediately.

Except as described above, the terms of the employment agreement with our Mr. Febbo remains in full force and effect.

In addition to the amendment changes described above, we also awarded $100,000 to Mr. Febbo as a one-time bonus for performance in 2018, in addition to the formula bonus set forth in his employment agreement. Final bonus amounts payable for 2018 for the executive officers, including the special bonus to Mr. Febbo, are as follows:

Mr. Febbo	$294,939
Mr. Hamilton	$219,028
Ms. Paramore	$131,781
Mr. Baker	$124,696

Finally, we awarded shares of our restricted common stock our executive officers that will vest only upon achieving certain stretch revenue goals in 2019, as follows:

Officer	Number of Shares
Mr. Febbo	30,000 shares
Ms. Miriam Paramore	10,000 shares
Mr. Doug Baker	10,000 shares

In lieu of a restricted stock award, Mr. Hamilton will be eligible for a bonus of up to $100,000 upon achieving stretch certain revenue goals in 2019.

The foregoing description of the amendment to employment agreement with Mr. Febbo does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment to employment agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Items 1.01 is incorporated into this Item 5.02 by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement with William Febbo, dated February 25, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OptimizeRx Corporation

/s/ Douglas P. Baker
Douglas P. Baker
Chief Financial Officer
Date: February 26, 2019

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